UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported) 7/29/05
                                                            ---------

                        Mobile Reach International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                 000-29313                    20-0121007
 ---------------------------    ---------------             -----------------
(State or other jurisdiction   (Commission File            (IRS Employer
     of incorporation)              Number)                Identification No.)


2054 Kildaire Farm Rd. Suite 353 Cary, NC                         27511
 --------------------------------------                         --------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (919) 336 2500
                                                   ---------------

                                 NOT APPLICABLE
           ----------------------------------------------------------
          (Former name or former address if changed since last report)

================================================================================


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 8.01  OTHER EVENTS

On July 29, 2005, the Company issued a press release announcing "Mobile Reach Announces a One-for-Eighty Reverse Stock Split and New Trading Symbol". A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item. 9.01  FINANACIAL STATEMENTS AND EXHIBITS


Exhibit No.         Subject Matter
-----------         --------------
   99.1             Press Release dated July 29, 2005



SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on July 22, 2005.


                                            Mobile Reach International, Inc.


                                            By:  /s/  Alan Christopher Johnson
                                               ---------------------------------
                                                      Alan Christopher Johnson
                                                      Chief Executive Officer

August 3, 2005

                                  EXHIBIT INDEX

Exhibit No.         Subject Matter
-----------         --------------
   99.1             Press Release dated July 29, 2005